January 2024 Corporate Overview

This presentation has been prepared by Centessa Pharmaceuticals plc (the “Company”) for informational purposes only and not for any other purpose. This presentation does not contain all the information that is or may be material to investors or potential investors and should not be considered as advice or a recommendation to investors or potential investors in respect of the holding, purchasing or selling of securities or other financial instruments and does not take into account any investor’s particular objectives, financial situation or needs. The communication of this presentation may be restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. This presentation is not directed to or intended for distribution, or transfer, either directly or indirectly to, or use by, any person or entity that is a citizen or resident or located in any locality, state, country or other jurisdiction where such distribution, transfer, publication, availability or use would be contrary to law or regulation or which would require any registration or licensing within such jurisdiction. This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements, including, without limitation, statements related to the Company’s ability to deliver impactful medicines to patients; the ability of our key executives to drive execution of the Company’s portfolio of programs; our asset-centric business model and the intended advantages and benefits thereof; research and clinical development plans; the scope, progress, results and costs of developing our product candidates or any other future product candidates; the development and therapeutic potential of our product candidates, including SerpinPC, ORX750, LB101, LB206 and our LockBody technology platform; strategy; regulatory matters, including the timing and likelihood of success of obtaining approvals to initiate or continue clinical trials or market any products; enroll subjects in clinical trials; market size and opportunity for our product candidates; and our anticipated cash runway. Words such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” “aim,” “seek,” and variations of these words or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including, without limitation, risks related to our ability to protect and maintain our intellectual property position; business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company; risks inherent in developing products and technologies; future results from our ongoing and planned clinical trials; our ability to obtain adequate financing, including through our financing facility with Oberland, to fund our planned clinical trials and other expenses; trends in the industry; the legal and regulatory framework for the industry, including the receipt and maintenance of clearances to conduct or continue clinical testing; future expenditures risks related to our asset-centric corporate model; the risk that any one or more of our product candidates will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; and risks related to the COVID-19 pandemic including the effects of the Delta, Omicron and any other variants, geo-political risks such as the Russia-Ukraine conflict and other risk factors contained in our filings with the U.S. Securities and Exchange Commission. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. All projections, valuations and statistical analyses are provided for information purposes only. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. They may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results and to the extent they are based on historical information, they should not be relied upon as an accurate prediction of future performance. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory agency. No representation or warranty, express or implied, is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation or warranty, express or implied, as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. 2 Disclaimer 2

Our Mission: Discovering and developing medicines that are transformational for patients 3 Multiple potential blockbuster assets Strong momentum entering 2024 with clinical milestones anticipated across our most advanced programs Strong balance sheet

Our Most Advanced Potential First-in-Class/Best-in-Class Medicines for Patients

ASSET	DISEASE	MECHANISM	PRE-CLINICAL	PHASE 1	PHASE 2	REGISTRATIONAL
SerpinPC	**Hemophilia B**	Activated Protein C Inhibitor				
ORX750	**Narcolepsy Type 1 (NT1) and other sleep disorders**	Orexin Receptor-2 (OX2R) Agonist				
LB101	**Solid Tumors**	PD-L1xCD47 LockBody®				



CENTESSA PHARMACEUTICALS

Centessa has multiple early-stage programs including LB206 and additional orexin agonists and discovery-stage programs not reflected on this slide.

4

Executed and Delivered in 2023

ACHIEVED MILESTONES

- Entered and closed 2023 with strong balance sheet
- Cleared IND for LB101 (PD-L1xCD47 LockBody)
- Initiated Phase 1/2a LB101 clinical trial
- Named ORX750 orexin agonist dev candidate
- Granted Fast Track Designation for SerpinPC
- Initiated dosing in registrational studies for SerpinPC
- Presented ORX750 preclinical profile at World Sleep
- Shared SerpinPC Phase 2a data at ASH

CENTESSA PHARMACEUTICALS
5

6 2024 Driving Momentum ANTICIPATED MILESTONES LOCKBODY TECHNOLOGY PLATFORM LB101 Phase 1/2 study ongoing OREXIN AGONIST PROGRAM ORX750 Clinical POC data in healthy volunteers expected in 2024 HEMOPHILIA PROGRAM SerpinPC Registrational study interim analysis expected in 2024

7 Hemophilia Program LockBody Technology Platform Orexin Agonist Program

8 Hemophilia B: Large Growing Market with Unmet Need 1. Evaluate Pharma Analyst Consensus for 2023. 2. In Canada, a subcutaneous option is available for hemophilia B with inhibitors. A safe, subcutaneous and effective treatment has the potential to transform care for hemophilia B No subcutaneous treatment option currently available for hemophilia B in the US2 Limited options for hemophilia B with inhibitors2 ~$2.6B+ Hemophilia B Market1

9 SerpinPC has the potential to be a first-in-class subcutaneous therapy with a differentiated safety profile for people with hemophilia B1 Novel mechanism of action Achieved 96% reduction in median all- bleeds ABR1 Shown to have a favorable safety profile; No thrombosis observed1 SerpinPC is an investigational serine protease inhibitor (SERPIN) engineered to specifically inhibit activated protein C (APC), that has not been approved by the FDA or any other regulatory authority. ABR is annualized bleed rate. 1. Ongoing Phase 2a Study being conducted in Georgia and Moldova to evaluate safety, tolerability, pharmacokinetics and efficacy of SerpinPC in a population of severe hemophilia A and B subjects not on previous prophylaxis and with a history of frequent bleeding. Part 5: Blood (2023) 142 (Supplement 1): 2619. https://doi.org/10.1182/blood-2023-179969. Part 3-4: Blood (2022) 140 (Supplement 1): 460–461. https://doi.org/10.1182/blood-2022-159631. Additional information on the trial can be accessed at www.clinicaltrials.gov (NCT04073498).

SerpinPC Designed to reduce levels of circulating activated protein C (APC) SerpinPC: Novel Approach to Prevent and Reduce Bleeding 10 Pr ot hr om bi na se

96% Reduction in Median Annualized Bleeding Rate (ABR) Observed with SerpinPC in Phase 2a Study Efficacy Source: Phase 2a study data of SerpinPC from Part 5 (n=20). (Part 5: Blood (2023) 142 (Supplement 1): 2619. https://doi.org/10.1182/blood-2023-179969.) Part 5 dosing: 1.2 mpk of SerpinPC administered subcutaneously once every 2 weeks for 52 weeks.) 35.6 1.0 96% On SerpinPC treatmentBaseline 11

SerpinPC Potential for Differentiated Safety ProfileSafety No observed thrombotic events or treatment- related sustained elevations of D-dimer to-date Source: Phase 2a study data of SerpinPC. Part 5: Blood (2023) 142 (Supplement 1): 2619. https://doi.org/10.1182/blood-2023-179969. Part 3-4: Blood (2022) 140 (Supplement 1): 460– 461. https://doi.org/10.1182/blood-2022-159631. 12

SerpinPC Ongoing Global Registrational Studies for Hemophilia B

PRESent-2

Hemophilia B without inhibitors (n = 120)

Primary Endpoint: ABR at 24 weeks

PRESent-3

Hemophilia B with inhibitors (n ≥ 12)

Primary Endpoint: ABR at 24 weeks



77 SITES
20 COUNTRIES

CENTESSA PHARMACEUTICALS

ABR is annualized bleeding rate. Primary endpoint is the rate of treated bleeds (expressed as ABR) in the observation period and during the first 24 weeks with SerpinPC. Interim Analysis for Part 1 of PRESent -2 Study expected in 2024. Additional information on the registrational program can be accessed at www.clinicaltrials.gov (NCT05605678, NCT05789524, NCT05789537).

13

14 Potential Multi-Billion Dollar Market Opportunities Hemophilia A Rare Bleeding Disorders (RBD) SerpinPC Hemophilia B without inhibitors Hemophilia B with inhibitors Hemophilia A and RBD REPRESENT SIGNIFICANT EXPANSION OPPORTUNITIES Evaluate Pharma Analyst Consensus for 2023.

15 Hemophilia Program LockBody Technology Platform Orexin Agonist Program

Orexin agonists have the potential to transform standard of care for individuals with sleep-wake disorders 16

ORX750 Highly potent, selective orexin receptor type 2 agonist Designed to restore orexinergic neurotransmission MOA 17

ORX750 a Potential Best-in-Class Oral OX2R Agonist for the Treatment of Narcolepsy and Other Sleep-Wake Disorders

Highly potent, selective, novel OX2R agonist that closely **mimics function of endogenous peptide**[1]

Achieved **maximal wake times** and **cataplexy suppression** in highly predictive, translational narcolepsy type 1 mouse models[1]

Preclinical data support potential **expansion** into **broader sleep-wake disorders**, including narcolepsy type 2 and idiopathic hypersomnia[1]

1. ORX750 preclinical data presentation at World Sleep Congress, Oct. 25, 2023. https://investors.centessa.com/static-files/7377defd-f7b4-49fe-8806-e86c31e8e5de

CENTESSA PHARMACEUTICALS
18

Efficacy

ORX750 Increased Wakefulness and Suppressed Cataplexy in NT1 Mice



Wakefulness
Maximal effect
% of Time Awake
100
75
50
25
0
*
0
0.1
0.3
1
3
ORX750 (mg/kg, p.o.)



Latency to Cataplexy
Maximal effect
Latency to Cataplexy (min)
360
240
120
0
*
0
0.1
0.3
1
3
ORX750 (mg/kg, p.o.)

NT1 is Narcolepsy Type 1.
% of Time Awake refers to time spent awake in the first 3 hours after oral dosing.
ORX750 preclinical data presentation at World Sleep Congress, Oct. 25, 2023. NT1 model shown is orexin/tTA;tetO diphtheria toxin fragment A (DTA) mice. Age at first dose 23-27 wks (7 wks after removal of doxycycline chow); 16 males used; EEG, EMG recorded using intraperitonially implanted telemeters with video and manually scored in 10-sec epochs; dosing at start of dark period (active phase).
*For all doses $p < 0.05$ vs. 0 mg/kg, Holm-Sidak multiple comparisons test following repeated-measures analysis of variance in counterbalanced design.

CENTESSA PHARMACEUTICALS

19

20 Potential Multi-Billion Dollar Market Opportunities Narcolepsy Type 1 Narcolepsy Type 2 Idiopathic hypersomnia Excessive daytime sleepiness (EDS) in common disorders ORX750 & Follow Up Orexin Agonists Evaluate Pharma Analyst Consensus for 2023.

ORX750 Clinical POC data in healthy volunteers expected in 2024 21

22 Hemophilia Program LockBody Technology Platform Orexin Agonist Program

LockBody Technology Platform aims to *redefine* immuno-oncology treatment

- **Novel pharmacology** combining tumor enrichment with activation of effector function
- Designed as **single agent** systemic treatment
- Potential **wide therapeutic index**[1]

CENTESSA PHARMACEUTICALS

LB101 is an investigational agent that has not been approved by the FDA or any other regulatory authority. Information on the Phase 1/2a trial of LB101 can be accessed at www.clinicaltrials.gov (NCT05821777). 1. LB101 *in-vivo* preclinical data: MC38 hPD-L1+ syngeneic model in mouse, and in non-human primates where LB101 was delivered IV at 5, 20, 50mg/kg (q7d x 4).

23

Locked Configuration MOA LockBody LB101 Conditionally tetravalent PD-L1xCD47 bispecific monoclonal antibody 24

Unlocked Configuration LockBody LB101 Conditionally tetravalent PD-L1xCD47 bispecific monoclonal antibody MOA 25

Efficacy

Significant Tumor Regression Observed In-Vivo with LB101



Average Tumor Volume (mm³)
3000
2000
1000
0
Cutoff
0
5
10
15
20
25
Time on Treatment (Days)
IgG1 isotype control
0/16 regressed
Atezolizumab 5 mg/kg
1/16 regressed
Atezolizumab 10 mg/kg
3/16 regressed
LB101 8.5 mg/kg
14/16 regressed
LB101 17 mg/kg
12/16 regressed

CENTESSA PHARMACEUTICALS

Source: *In vivo*- 5 mg/kg of atezolizumab is equivalent to 8.5 mg/kg of LB101. Data presented at ASCO in June 2022. https://investors.centessa.com/static-files/2f9bffb4-97a6-4320-8885-70f12aa4d036. MC38 hPD-L1+ syngeneic model in mouse. Triangles indicate dosing schedule.

26

Observed to be Well Tolerated in Non-Human Primates (NHPs) with LB101 Doses up to 50mg/kg Safety Source: In-vivo- LB101 delivered IV at 5, 20, 50mg/kg (q7d x 4) in non-human primates. No anemia/ thrombocytopenia No weight loss No change in red blood cell or hemoglobin 27

Dosing subjects in ongoing Phase 1/2a first-in-human clinical trial of LB101 28

2024 Driving Momentum ANTICIPATED MILESTONES LOCKBODY TECHNOLOGY PLATFORM LB101 Phase 1/2 study ongoing OREXIN AGONIST PROGRAM ORX750 Clinical POC data in healthy volunteers expected in 2024 HEMOPHILIA PROGRAM SerpinPC Registrational study interim analysis expected in 2024 29

Our Mission: Discovering and developing medicines that are transformational for patients Multiple potential blockbuster assets Strong momentum entering 2024 with clinical milestones anticipated across our most advanced programs Strong balance sheet 30